                                                                  EXHIBIT 99.1

                         INDEX TO FINANCIAL STATEMENTS


                                                                                              Page
JB'S FAMILY RESTAURANTS, INC.                                                                 ----
SEGMENT AUDIT - 12 STORES (SEE NOTE 1)
  Independent Auditors' Report.....................................................            F-1
  Statements of Assets to be Acquired and Liabilities to be Assumed as of
    January 26, 1998 and January 27, 1997..........................................            F-3
  Statements of Revenues and Expenses for the 52 weeks ended January 26, 1998,
    the 28 weeks ended January 27, 1997, and the 42 weeks ended July 15, 1996......            F-4
  Notes to Financial Statements....................................................            F-5


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
JB's Family Restaurants, Inc.

We have audited the accompanying financial statements of a segment of 12 JB's family restaurants sold to Star Buffet, Inc. (see Note 1) as listed in the accompanying index. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared solely to present the assets to be acquired and the liabilities to be assumed pursuant to the purchase agreement between Star Buffet, Inc. and JB's Family Restaurants, Inc. and are not intended to be a complete presentation of the assets and liabilities of the segment of 12 JB's Restaurants sold to Star Buffet, Inc.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the segment of 12 JB's family restaurants sold to Star Buffet, Inc. as of January 26, 1998 and January 27, 1997, and the results of its operations for the 52 weeks ended January 26, 1998, the 28 weeks ended January 27, 1997, and the 42 weeks ended July 15, 1996 in conformity with generally accepted accounting principles.

As described in Note 1 to the Financial Statements, effective July 15, 1996, CKE Restaurants, Inc. acquired all of the outstanding stock of Summit Family Restaurants, Inc. in a business combination accounted for as a purchase. As a result of the acquisition, the financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


KPMG Peat Marwick, LLP
Salt Lake City, Utah
May 7, 1998

      SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET INC. (see Note 1)

                       STATEMENTS OF ASSETS TO BE ACQUIRED
                          AND LIABILITIES TO BE ASSUMED



                                                                      JANUARY 26,      JANUARY 27,
                                                                         1998             1997
                                                                      ----------       ----------
 Current assets:
  Cash and cash equivalents......................................     $  160,000       $  267,000
  Accounts receivable............................................         22,000           86,000
  Inventories....................................................         91,000           98,000
  Other current assets and prepaid expenses......................         23,000           14,000
                                                                      ----------       ----------

      Total current assets.......................................        296,000          465,000

 Property and equipment, net.....................................      3,350,000        3,065,000
 Property under capital leases, net..............................        170,000          186,000
 Costs in excess of net assets acquired..........................        108,000          117,000
 Other assets....................................................         29,000          510,000
                                                                      ----------       ----------

 Total assets ...................................................      3,953,000        4,343,000
                                                                      ----------       ----------


 Current liabilities:
  Current portion of long-term debt..............................         11,000           17,000
  Current portion of capital lease obligations...................         19,000           15,000
  Accounts payable...............................................        387,000          612,000
  Other current liabilities......................................        777,000          526,000
                                                                      ----------       ----------

      Total current liabilities..................................      1,194,000        1,170,000
                                                                      ----------       ----------

 Long-term debt, excluding current portion.......................        101,000          120,000
 Capital lease obligations, excluding current portion............        143,000          171,000
 Other long term liabilities.....................................         66,000           66,000
 Total liabilities...............................................      1,504,000        1,527,000
                                                                      ----------       ----------

 Net assets......................................................     $2,449,000       $2,816,000
                                                                      ==========       ==========

See accompanying notes to financial statements.

      SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET INC. (SEE NOTE 1)

                       STATEMENTS OF REVENUES AND EXPENSES



                                                  Successor                      Predecessor
                                       -------------------------------------  | --------------
                                       52 Weeks Ended       28 Weeks Ended    | 42 Weeks Ended
                                       January 26, 1998     January 27, 1997  | July 15, 1996
                                       ----------------     ----------------  | --------------
                                                                              |
 Revenues:                                                                    |
  Company-operated restaurants:                                               |
    JB's Restaurants.......                 $11,969,000           $6,042,000  |     $9,489,000
                                                                              |
  Franchised and licensed restaurants:                                        |
    JB's Restaurants.......                          --               55,000  |         63,000
                                            ------------          ----------  |     ----------
                                                                              |
      Total revenues.......                   11,969,000           6,097,000  |      9,552,000
                                            ------------          ----------  |     ----------
                                                                              |
 Operating costs and expenses:                                                |
  Restaurant operations:                                                      |
    Food and packaging.....                    3,856,000           1,923,000  |      3,047,000
    Payroll and other                                                         |
      employee benefits....                    4,536,000           2,311,000  |      3,534,000
    Occupancy and other operating                                             |
      expenses.............                    2,193,000           1,248,000  |      1,878,000
                                            ------------          ----------  |     ----------
                                              10,585,000           5,482,000  |      8,459,000
                                                                              |
  Franchised and licensed                                                     |
     restaurants...........                       14,000              17,000  |         46,000
  Advertising expenses.....                      119,000              78,000  |        195,000
  General and administrative                                                  |
     expenses..............                      463,000             101,000  |        838,000
                                            ------------          ----------  |     ----------
                                                                              |
      Total operating costs                                                   |
           and expenses....                   11,181,000           5,678,000  |      9,538,000
                                            ------------          ----------  |     ----------
                                                                              |
 Operating income .........                      788,000             419,000  |        14,0000
                                                                              |
 Interest expense..........                      (56,000)            (21,000) |        (37,000)
                                                                              |
 Other income, net.........                       12,000               7,000  |          9,000
                                            ------------          ----------  |     ----------
                                                                              |
 Income (loss) before income                                                  |
  taxes....................                      744,000             405,000  |       (14,000)
 Income tax expense (benefit)                    298,000             162,000  |         (6,000)
                                            ------------          ----------  |     ----------
                                                                              |
 Net income (loss).........                 $    446,000          $  243,000  |     $   (8,000)
                                            ============          ==========  |     ==========



See accompanying notes to financial statements.

            SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         A summary of certain significant accounting policies not disclosed elsewhere in the footnotes to the financial statements is set forth below.

Description of Business

         JB's Family Restaurants, Inc. (JBRI) owns, operates and franchises the JB's restaurant concept. As of January 26, 1998, the system included 94 restaurants, of which 74 were operated by JBRI and 20 were operated by franchisees. JBRI also operates six Galaxy Diner restaurants. As of February 24, 1998, Star Buffet, Inc. ("Star") acquired the assets and assumed some of the liabilities of 12 of the 74 JB's restaurants owned by JBRI. The accompanying Statements of Assets to be Acquired and Liabilities to be Assumed and Statements of Revenues and Expenses reflect the net assets and operations of the segment of 12 stores to be acquired. These 12 restaurants (hereinafter referred to as the "Segment") exist in five western states mostly in Utah and Montana. Assets and liabilities of JBRI that were not acquired or assumed and have no continuing significance to the Segment have been omitted from the Statements of Assets to be Acquired and Liabilities to be Assumed.

         The business and operations of JBRI have undergone several changes in ownership in the past two years. On July 15, 1996, Summit Family Restaurants Inc. (Summit), JBRI's predecessor, was acquired by CKE Restaurants, Inc. (CKE). Summit was the parent corporation of HTB Restaurants, Inc. (HTB) which operated 16 HomeTown Buffet restaurants as a franchisee of HomeTown Buffet, Inc. On September 22, 1997, Summit transferred selected assets and liabilities which included its JB's Restaurant system and Galaxy Diner restaurants to JBRI, a newly formed subsidiary of CKE. Concurrent with this transfer, CKE contributed all of the issued and outstanding shares of capital stock of Summit in exchange for 2,600,000 shares of Common Stock of Star Buffet, Inc. and thereby transferred all of the net assets of HTB to Star at its book value for $8,507,000. Because of these changes in ownership the Segment's financial statements and accompanying notes include results of operations of the Segment prior to CKE's acquisition (Predecessor) and after its acquisition by CKE (Successor).

         "Predecessor" means the 12 JB's Restaurants owned by Summit for all periods prior to July 16, 1996.

         "Successor" means the 12 JB's Restaurants owned by Summit (as a subsidiary of CKE) for the period July 16, 1996 through September 22, 1997 and the 12 JB's Restaurants owned by JBRI (as a subsidiary of CKE) for all periods from and after September 23, 1997.

Fiscal Year

         The Segment utilizes a 52/53 week fiscal year which ends on the last Monday in January. The Predecessor had a 52/53 week fiscal year which ended on the last Monday in September.

Cash and Cash Equivalent

         The Successor participates in a cash management program with CKE whereby excess cash is distributed to CKE from time to time. The portion of total cash distributed to CKE allocable to the Segment was $750,000 and $375,000 for the 52 week period ended January 26, 1998, and the 28 week period ended January 27, 1997.

         Cash equivalents consist of short-term liquid assets with original maturities of 3 months or less.

            SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET, INC.

                          NOTES TO FINANCIAL STATEMENTS


Inventories

         Inventories consist of food, beverages and restaurant supplies and are valued at the lower of cost, determined by the first-in first-out method, or market.

Property and Equipment

         Property and equipment and real property under capitalized leases are carried at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the following useful lives: buildings and leaseholds -- lesser of lease life or 20 years; equipment -- 5 to 8 years; capitalized leases -- lesser of lease life or 20 years.

Pre-Opening Costs

         Pre-opening costs, which represent expenses incurred for hiring and training personnel relating to new restaurants and expenses for promotion of new store openings, are capitalized and amortized over the restaurant's first year of operation.

Franchising Revenues and Expenses

         Prior to January 1997, one of the 12 restaurants was operated by a franchisee of JBRI. Franchise royalty revenues and all franchising costs are recognized on the accrual basis.

Advertising costs

         Advertising costs are expensed when incurred.

Costs in excess of net assets acquired

         Costs in excess of net assets acquired represent expenses incurred by CKE upon its acquisition of Summit. These costs are amortized over 40 years. Amortization expense for costs in the 52 weeks ended January 26, 1998; the 28 weeks ended January 27, 1997 and the 42 weeks ended July 15, 1996 is $13,000; $6,000 and $18,000 respectively. Accumulated amortization as of January 26, 1998 and January 27, 1997 was $19,000 and $6,000 respectively.

Income Taxes

         Income tax expense for the segment is estimated at 40% of net income.

Estimations & Allocation of Expenses

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management believes this methodology is reasonable.

            SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 -- ACCOUNTS RECEIVABLE

         The components of accounts receivable are as follows:


                                                          JANUARY 26,      JANUARY 27,
                                                             1998             1997
                                                          -----------      -----------
      Income tax receivable .......................        $     --          $ 44,000
      Trade receivables ...........................           6,000            39,000
      Other .......................................          25,000            26,000
      Allowance for doubtful accounts .............          (9,000)         (23,000)
                                                           --------          -------
            Total accounts receivable .............        $ 22,000          $ 86,000
                                                           ========          ========


 NOTE 3 -- OTHER CURRENT LIABILITIES

    Other current liabilities consists of the following:


                                                          JANUARY 26,             JANUARY 27,
                                                             1998                     1997
                                                          -----------             -----------
      Accrued payroll.......................                $100,000                $119,000
      Accrued workers' compensation expense.                 114,000                  79,000
      Insurance loss reserve................                  70,000                  43,000
      Accrued sales tax ....................                 120,000                  55,000
      Other.................................                 373,000                 230,000
                                                            --------                --------
                                                            $777,000                $526,000
                                                            ========                ========


NOTE 4 -- PROPERTY AND EQUIPMENT

         The components of property and equipment are as follows:


                                                         JANUARY 26,            JANUARY 27,
                                                            1998                   1997
                                                         ----------             -----------
      Property and equipment:
         Land...............................             $  907,000             $  707,000
         Buildings and leasehold
          improvements......................              4,278,000              4,162,000
         Equipment, furniture and fixtures..              3,973,000              3,645,000
                                                         ----------             ----------
          ..................................              9,158,000              8,514,000
      Less accumulated depreciation and
         amortization.......................              5,808,000              5,449,000
                                                         ----------             ----------
                                                         $3,350,000             $3,065,000
                                                         ==========             ==========


         Depreciation and amortization expense for the 52 weeks ending January 26, 1998; the 28 weeks ending January 27, 1997; and the 42 weeks ending July 15, 1996 was $376,000; $311,000 and $537,000 respectively.

            SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET, INC.

                          NOTES TO FINANCIAL STATEMENTS



NOTE 5 -- PROPERTY UNDER CAPITAL LEASES


                                                         JANUARY 26,            JANUARY 27,
                                                            1998                  1997
                                                         -----------            -----------
      Real property under capital
         leases ...........................              $  612,000             $  612,000
         Less accumulated amortization.....                 442,000                426,000
                                                         ----------             ----------
                                                         $  170,000             $  186,000
                                                         ==========             ==========


NOTE 6 -- OTHER ASSETS

         Other assets consist of the following:


                                                           JANUARY 26,             JANUARY 27,
                                                              1998                    1997
                                                           -----------             -----------
  Amount due from franchisee............................     $     --                $480,000
  Security deposits......................................      29,000                  30,000
                                                             --------                --------
          Total other assets.............................    $ 29,000                $510,000
                                                             ========                ========

         The amount due from franchisee represents amounts incurred by JBRI for leasehold improvements at one of the 12 stores which was owned by a franchisee. The franchisee defaulted on the agreement to repay these amounts and the restaurant was repossessed by JBRI in 1998. The remaining balance of the amount due was reclassified to property and equipment consistent with its nature.


NOTE 7 -- LONG-TERM DEBT

Long-term debt consists of:


                                                          JANUARY 26,         JANUARY 27,
                                                             1998                 1997
                                                          -----------         -----------

      Notes payable to financial institutions
         payable in monthly and annual
         installments through 2002, interest
         at 10%; unsecured or secured
         by land, buildings and equipment                  $112,000               $137,000
      Less current maturities...........                     11,000                 17,000
                                                           --------               --------
                                                           $101,000               $120,000
                                                           ========               ========



         Annual aggregate maturities of long-term debt, are as follows: $11,000 in 1999; $57,000 in 2000 $42,000 in 2001; and 2,000 in 2002.

            SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET, INC.

NOTE 8 -- LONG-TERM LEASES

         The Segment occupies one of its restaurants under a long-term lease expiring in 2004. Most restaurant leases have renewal options for terms of five to twenty years, and substantially all require the payment of real estate taxes and insurance. Certain of the leases provide for rent to be the greater of a stipulated minimum rent or a specified percentage of sales.

         Rent expense for the 52 weeks ended January 26, 1998, the 28 weeks ended January 27, 1997, and the 42 weeks ended July 15, 1996 was $475,000, $384,000, and $414,000, respectively. Contingent rentals, measured as a percentage of sales, included in rent expense for the same periods were $68,000, $54,000, and $72,000, respectively.

         Future aggregate minimum rental payments on noncancellable leases as of January 26, 1998, exclusive of taxes, insurance and percentage rentals based on sales are as follows:


         Year Ended.....................                   CAPITAL              OPERATING
                                                          ---------             ----------
          1999.........................................   $  37,000             $  346,000
          2000.........................................      37,000                324,000
          2001.........................................      37,000                308,000
          2002.........................................      37,000                300,000
          2003.........................................      37,000                300,000
      Aggregate thereafter.............................      15,000              1,382,000
                                                          ---------             ----------
                  Total minimum lease payments.........     200,000             $2,960,000
                                                                                ==========
          Less amount representing interest............      38,000
                                                          ---------
          Present value of minimum lease payments......     162,000
          Less current portion.........................      19,000
                                                          ---------
          Long-term obligation.........................   $ 143,000
                                                          =========


NOTE 9 -- EMPLOYEE BENEFIT PLANS

Employee Stock Ownership Plan

         The Predecessor had an employee stock ownership plan to which it contributed funds as authorized by the Board of Directors. This plan was terminated on October 15, 1996. The plan had the authority to purchase shares of Summit's common stock. All employees of the Segment who had one year of service and were over age 21 participated in the plan.

         Participant vesting began with the third year of participation in the plan at the rate of 20 percent per year. Funds contributed to the plan were used to retire debt previously incurred, to pay participants who are entitled to benefits under the plan and to purchase shares of Summit's common stock. As of January 26, 1998, $42,000 remains in the plan which will be distributed to plan participants in calendar 1998.

401 (k) Plan

         Summit has a 401 (k) plan covering employees of the Segment who have attained age 21 and completed one year of service. The plan allows participants to allocate up to 10% of their annual compensation before taxes for investment in several investment alternatives. There have been no contributions to the plan since September of 1995.

            SEGMENT OF 12 JB'S RESTAURANTS SOLD TO STAR BUFFET, INC.

Stock Incentive Plans

         In connection with the acquisition of Summit, CKE assumed the options outstanding under Summit's existing option plans: the 1984 Incentive Stock Option Plan, the 1987 Nonqualified Stock Option Plan, the 1987 Employee Incentive Stock Option Plan and the 1992 Stock Option Plan. Pursuant to the terms of the acquisition, options under these plans became fully vested on July 15, 1996. The options granted in accordance with these four plans generally had a term of five to ten years. Under these plans, there were 24,069 stock options outstanding at January 26, 1998 with exercise prices ranging from $13.24 to $23.45 per share. No further shares may be granted under these plans.

         During fiscal year 1998, CKE granted options to certain employees of JBRI and Summit under CKE's 1994 stock incentive plans. As of January 26, 1998, 6,600 stock options were outstanding with an exercise price of $12.88.

Stock Purchase Plan

         CKE operates an Employee Stock Purchase Plan ("ESPP"). Under the terms of the ESPP and subsequent amendments, eligible employees may voluntarily purchase, at current market prices, up to 750,000 shares of CKE's common stock through payroll deductions. Pursuant to the ESPP, employees of the Segment may contribute an amount between 3% and 15% of their base salary. CKE contributes varying amounts as specified in the ESPP. Segment employees became eligible for the plan January 28, 1997. CKE has made no contributions to the plan on behalf of Segment employees.


NOTE 10 -- COMMITMENTS AND CONTINGENCIES


         The Segment is engaged in ordinary and routine litigation incidental to its business. Management does not anticipate that any amounts which it may be required to pay by reason thereof will have a material effect on the Segment's Statements of Revenues and Expenses or Net Assets to be Acquired.